DEFINITIVE AGREEMENT

      AGREEMENT, dated December 4, 2003, by and among PINNACLE TAXX ADVISORS LLC, a Delaware limited liability company with its principal place of business at 1311 Mamaroneck Avenue, White Plains, New York ("Pinnacle"), and GILMAN + CIOCIA, INC., a Delaware corporation with its principal place of business at 11 Raymond Avenue, Poughkeepsie, New York ("Gilman").

      WHEREAS, Pinnacle and Gilman entered into an asset purchase agreement (the "Asset Purchase Agreement") and other documents including but not limited to a Closing Payment Promissory Note, a Balance Promissory Note, a GTAX General Release of Pinnacle, a Pinnacle General Release of GTAX, a Transfer Agreement, a Closing Payment Guarantee, an Assignment, an Assignment Acknowledgement, a Stock Pledge and Security Agreement, a Collateral Assignment Agreement, a UCC-1 Filings, an Equipment Sublease, a Security Agreement, and a Purchase Price Adjustment Agreement on or about November 26, 2002 (together with the Asset Purchase Agreement collectively referred to herein as the "Purchase Documents"), which agreements provided for the sale of certain assets by Gilman to Pinnacle and the payment for those assets by Pinnacle; and

      WHEREAS, Pinnacle has defaulted on payment of the Notes, as well as under the Equipment Sublease Agreement and other Purchase Documents, and Gilman and Pinnacle have been involved in ongoing negotiations for repayment of the Notes and satisfaction of other obligations under the Asset Purchase Agreement and Purchase Documents; and

      WHEREAS, Pinnacle and Gilman have until now been unable to agree on resolution of all of the issues between them and seek at this time to resolve all of their disputes and differences; and

      WHEREAS, Pinnacle and Gilman have entered into an Agreement on Amount dated November 26, 2003 (the "Agreement on Amount"), resolving the amount due between the parties and also dealing with the production of certain registered representative documents required by the NASD and SEC.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth and for other good and valuable consideration, the parties hereby agree as follows:

      1. Recitals. The recitals above are adopted herein by reference and explicitly made a part of this Agreement as if the same were more fully set forth herein at length.

      2. Settlement Amount. A full and final settlement of all of Pinnacle's financial obligations to Gilman arising pursuant to those certain Purchase Documents between the parties, has been resolved in the Agreement on Amount between the parties dated November 26, 2003, a copy of which is annexed hereto as Exhibit "2". The amount due as set forth in that Agreement is hereby defined as the "Settlement Amount". The parties agree that the Settlement Amount constitutes the global settlement amount in connection with the resolution of all monetary disputes between the parties, acknowledge that the Settlement Amount is intended to encompass all financial obligations of one party to the other with the exception of those items listed on Schedule "2", and agree that there shall be no adjustments to the Settlement Amount unless set forth in the Agreement on Amount, this Agreement or otherwise agreed to, in writing, by both parties.

      3. Releases. The parties hereto shall exchange general releases, copies of which are annexed hereto as Exhibit "3". In these releases, Pinnacle, David Puyear ("Puyear") and Thomas Povinelli ("Povinelli") shall release Gilman, its employees, officers and directors and Gilman shall release Pinnacle, its employees, officers and directors, including but not limited to Povinelli and Puyear. The releases by Gilman to Puyear and Povinelli will specifically except any items for claims or liabilities asserted against Gilman by third parties that use as a basis events that occurred during the period of time when Povinelli was CEO and/or Puyear was CFO which are commitments made by Povinelli and/or Puyear, but which were not disclosed on the books and records of Gilman. The release by Pinnacle, Puyear and Povinelli to Gilman will specifically except any items for claims or liabilities asserted against Pinnacle, Puyear and/or Povinelli by third parties that use as a basis or relate to the ownership, operation or management of Gilman and/or its subsidiaries and affiliates subsequent to September 24, 2002, provided that all of the facts and circumstances giving rise to the claims or liabilities relate only to periods subsequent to September 24, 2002, and do not relate to any actions by Pinnacle, Puyear and/or Povinelli. In addition, the release of Gilman and the release of Pinnacle will each specifically except any claims arising in connection with a breach of, or failure by either party to perform its obligations under the Purchase Documents as amended by or under this Agreement and/or the Agreement on Amount.

      4. Assumed Liabilities. Pinnacle shall deliver to Gilman a release or proof of payment reasonably acceptable to Gilman with respect to any assumed liabilities of Gilman which were to be assumed by Pinnacle, as set forth in the Purchase Documents. This will include all Subordinated Debt and Vendor Debt, as defined in the Purchase Documents as well as all debt of Gilman to any employee of Gilman who became an employee of Pinnacle with the exception of William Hellmers ("Employee Debt")(Subordinated Debt, Vendor Debt and Employee Debt are hereinafter referred to collectively as "Assumed Liabilities"). The Purchase Documents require Pinnacle to deliver releases to Gilman or proof of payment reasonably acceptable to Gilman for each and every Assumed Liability. In the event that any specific Subordinated Debt, Vendor Debt or Employee Debt is less than $10,000, Pinnacle does not need to deliver a release or proof of payment. Pinnacle, Povinelli and Puyear hereby indemnify and hold harmless Gilman, its officers, directors and employees from and against any and all claims or causes of action, including any monies paid by judgment, settlement or otherwise (all of which shall be within Gilman's sole discretion), costs and reasonable attorney's fees arising from any Subordinated Debt, Vendor Debt or Employee Debt. Gilman agrees that, in the event that any third party makes claim for payment of any Subordinated Debt, Vendor Debt or Employee Debt, Gilman will promptly provide Pinnacle with written notice of such claim. Pinnacle shall then have five days from the date on which such notice is delivered to settle the matter. In the event that Pinnacle fails to do so within the aforementioned five day period, Gilman shall have the right to settle the claim.

      Together with each release, Pinnacle shall deliver to Gilman a letter dated within thirty (30) days of the execution of this Agreement from each releasor stating that the release is valid and unconditionally authorizing its delivery to Gilman upon the signing of this Agreement. The releases and indemnifications pertaining to Employee Debt include but are not limited to all debt owed by Gilman for EBITDA bonuses earned by employees while at Gilman. A list of all Subordinated Debt, Vendor Debt and Employee Debt is annexed hereto as Exhibit "4a", "4b" and "4c" respectively. It is the intent to include all employees on Exhibit "4c" who worked for Gilman and were transferred to Pinnacle.

      5. Wachovia Consent. Gilman will obtain the consent of its bank, Wachovia Bank, N.A. ("Wachovia"), to the settlement, and will authorize Wachovia to provide Povinelli with all information he is entitled to as a guarantor of Gilman's debt to Wachovia.

      6. Lease Obligations.

      (a) Pinnacle acknowledges that, although Pinnacle has assumed the lease obligations relating to the offices acquired by Pinnacle from Gilman, Gilman remains responsible for certain of the lease obligations. A list of each property is annexed hereto as Exhibit "6a" (the "Lease Obligations"). The parties hereto agree that Pinnacle, Povinelli, Puyear and Gerald Hoenings ("Hoenings") shall each personally guaranty the payment of all such Lease Obligations to Gilman and each landlord. In addition, to Pinnacle, Puyear, Povinelli and Hoenings, Richard Boehm ("Boehm") and Serafino Maiorano ("Maiorano") shall also personally guaranty the payment of certain specific lease obligations to Gilman and the appropriate landlords as set forth on Exhibit "6a". To memorialize such guarantees, each of Pinnacle, Povinelli, Puyear, Hoenings , Boehm and Maiorano shall execute and deliver to Gilman and the landlord guaranties upon the signing of this agreement in substantially the same form as Exhibit "6a(1)" annexed hereto.

      (b) Pinnacle hereby represents and warrants that it will keep all payments due pursuant to any of the leases set forth in Exhibit "6a" current at all times, including rent and any other charges which may be due to the landlord as well as any other non-monetary obligations pursuant to each lease. In addition, Pinnacle represents and warrants that it has the insurance required by the leases in full force and effect, with Gilman listed as an additional insured and additional loss payee on each of those policies. Pinnacle hereby represents and warrants that as to each of those policies, that if they are changed or terminated that Pinnacle will maintain the same insurance as required by the lease on each property without lapse and will obtain a new policy with Gilman listed as the additional insured and send to Gilman prior to the expiration or termination of the then current policy, a binder or copy of the new policy setting forth the terms and Gilman as an additional loss payee.

      (c) Pinnacle hereby agrees that upon the signing of this Agreement, it will deliver to Gilman a copy of an insurance binder or policy specifically covering each of the Lease Obligations showing Gilman as an additional insured as of the signing of this Agreement. Pinnacle in addition to the requirements of paragraph 6(b) above shall provide to Gilman every six (6) months after the signing of this Agreement (on June 1 and December 1 of each year) a copy of a binder or policy on each of the Lease Obligations showing Gilman as an additional insured. This process shall continue until such time as Gilman is notified in writing, acceptable to it in its reasonable discretion that the specific lease has been terminated and/or Gilman has been fully released from any liability pursuant to such specific lease.

      (d) In the event that any of the leases goes into default, Pinnacle hereby agrees to remedy any default immediately. However, if this happens, Gilman has the right to perform on behalf of Pinnacle or remedy any default on behalf of Pinnacle and/or to come in and defend any eviction or other proceeding and Pinnacle, Puyear, Povinelli and, if guarantors on the lease in question, Boehm and Maiorano, shall be responsible to indemnify and hold Gilman harmless for the costs and any other amounts paid , whether on behalf of Pinnacle by judgment or settlement (which settlement shall be in Gilman's sole discretion), including reasonable attorney's fees and costs of any such defense. For the purposes of costs, if Gilman utilizes its in house counsel, the parties agree $300 per hour is a reasonable attorney's fee. Pinnacle and Gilman agree to give notice to the other within no less than three (3) business days of receipt of any notice, oral or in writing, from any landlord.

      (e) Pinnacle has negotiated a release of Gilman from its obligations pursuant to the lease for the premises located at 1311 Mamaroneck Avenue, White Plains, New York (the "White Plains Lease") where the landlord is Parker Corporate Center, LLC ("Parker"). A copy of this agreement is annexed hereto as Exhibit "6e" ("Parker Agreement"). However, the agreement is contingent upon Parker's lender, Metropolitan Life Insurance Company, consenting to the agreement. In connection with the Parker Agreement, Pinnacle and Gilman agree to execute the escrow agreement (the "Mintz & Gold Escrow Agreement") annexed hereto as Exhibit "6(e)(1)" ("M&G Escrow") and Pinnacle agrees to deposit the sum of $100,000 into escrow with Mintz & gold, LLP contemporaneously with the execution of this Agreement pursuant to the terms of the Mintz & Gold Escrow Agreement.

      In the event that (i) a fully executed Parker Agreement in the same form as Exhibit "6(e)" ) containing the unequivocal consent of Parker's lender, Metropolitan Life Insurance Company, to the Parker Agreement in the same form as Exhibit "6(e)" or (ii) another fully executed form of unconditional release of Gilman by Parker unequivocably consented to by Parker's lender is not delivered to Mintz & Gold, LLP ("M&G") on or before January 15, 2004, $50,000 of the $100,000.00 paid into escrow with M&G pursuant to the Parker Agreement shall be immediately wired to Gilman and $50,000 of the $100,000.00 paid into escrow with M&G pursuant to the Parker Agreement shall be immediately wired to Wachovia Bank by M&G, the escrow agent in accordance with the terms and conditions of the Mintz & Gold Escrow Agreement. In addition, a $100,000 payment is due from Pinnacle to Gilman on April 30, 2004 and the remaining balance of $91,000 is due from Pinnacle to Gilman in consecutive monthly payments starting on July 1, 2004 in the amount of $7,583.33 until paid in full. All of these payments must be made to Gilman when due pursuant to the note annexed hereto as Exhibit "6(e)(2)" (the "Note") The Note will be guaranteed by Povinelli, Puyear and Hoenings (the "Guarantees" which are annexed hereto as Exhibit "6(e)(3)"). The Note and Guarantees will be executed at the time of execution of this Agreement and held in escrow by Iseman, Cunningham, Riester & Hyde, LLP ("ICRH"), attorneys for Gilman, pursuant to the terms and conditions of the escrow agreement (the "Iseman Escrow Agreement") annexed hereto as Exhibit "6(e)(4)" ("Iseman Escrow"), which Pinnacle and Gilman agree to execute contemporaneous with the execution hereof. As more fully set forth in the Iseman Escrow Agreement, the Note and Guarantees shall be held in escrow pending (i) delivery of a fully executed Parker Agreement in the same form as Exhibit "6(e)" containing the unequivocal consent of Parker's lender, Metropolitan Life Insurance Company, to the Parker Agreement in the same form as Exhibit "6(e)" or another fully executed form of unconditional release of Gilman by Parker unequivocably consented to by Parker's lender to ICRH on behalf of Gilman in which case the Note and Guarantees shall be returned to Pinnacle; or (ii) there is no delivery of a fully executed Parker Agreement in the same form as Exhibit "6(e)" containing the unequivocal consent of Parker's lender, Metropolitan Life Insurance Company, to the Parker Agreement in the same form as Exhibit "6(e)" or another fully executed form of unconditional release of Gilman by Parker unequivocably consented to by Parker's lender by January 15, 2004, in which case the Note and Guarantees shall be released and delivered to Gilman. If any payment is not paid when due and upon the expiration of ten (10) days notice from Gilman to Pinnacle, the balance of all payments pursuant to this paragraph shall be accelerated and become immediately due and payable.

      (f) As to personal property leases, Pinnacle hereby represents and warrants that it will permit Pitney Bowes, as well as any other personal property lessor other than Citicorp Vendor Finance (who financed the Canon copiers at Pinnacle's White Plains office)("Canon Equipment"), to come in and pick up any leased equipment on the master lease upon the expiration of those leases. As to the Canon Equipment, upon the termination of the leases for the Canon Equipment in White Plains, on or before March 24, 2004, Pinnacle shall turn over the copiers and other equipment pursuant to those Canon leases to Gilman. Pinnacle reserves the right to negotiate with Pitney Bowes at the time of termination of the lease in order to keep the equipment if Pinnacle wants to. However, unless Pinnacle enters into a new lease and obtains a release of Gilman from any further liability, the equipment must be turned over to the lessor pursuant to the terms of the lease agreement. In the event that Pinnacle breaches the representations and warranties contained in this paragraph 6(f), Pinnacle, Puyear and Povinelli hereby agree to indemnify and hold Gilman harmless from any damages, including any monies paid to lessor by judgment or settlement or otherwise (which shall all be in Gilman's sole discretion), costs and reasonable attorney fees incurred by Gilman in so doing. Gilman hereby represents and warrants to Pinnacle that, except as set forth on Schedule 6(f), all lease obligations relating to the personal property leases assumed by Pinnacle and all leased equipment retained by Pinnacle pursuant to the Purchase Documents are current and not in default. In addition, Gilman acknowledges and agrees that it shall be solely liable for any amounts due in connection with the Canon Equipment lease.

      (g) The parties hereto understand that it is the intent of this Agreement and the assumptions that went into the settlement amount that all continuing leases for Pitney Bowes equipment that were originally under Gilman's master leases will be assigned to Pinnacle and Pinnacle will be solely responsible for making payments on those leases going forward. It is also understood by and between the parties that all maintenance and copier overage charges for equipment on the master leases will be assigned to Pinnacle by Gilman as of June 1, 2003 and Pinnacle shall become responsible for all maintenance and overage charges as of that date. It is also contemplated by the parties that Gilman will be released from both the leases and maintenance and overage agreements that are assigned. In the event that it is necessary for Gilman to take any action as a result of Pinnacle failing to live up to its responsibilities pursuant to this paragraph 6(g), Pinnacle, Puyear and Povinelli hereby indemnify and hold Gilman harmless from any and all damages, including any monies paid to the lessor by judgment, settlement or otherwise (all of which shall be within Gilman's sole discretion), costs and reasonable attorney's fees incurred by them in so doing.

      7. Ongoing Utility Service Accounts. The parties agree to cooperate to complete the process of transferring certain utility service accounts to the appropriate party as set forth on Schedule "7". This cooperation shall include but not be limited to executing any documents that are reasonably necessary as well as taking whatever actions may be reasonably necessary or reasonably requested by the other party in order to see to it that these utility service accounts are transferred into the name of the proper party. The parties also agree to reimburse the other party for any utility charges pursuant to the utility service accounts that were paid by the other party.

      8. Representations and Warranties of Pinnacle.

      (a) Pinnacle hereby represents and warrants that it has removed from all of its offices any signs, letterhead, forms or anything else that contains the name of Gilman + Ciocia, Inc., Prime Financial Services, Inc. or Prime Capital Services, Inc.

      (b) Pinnacle hereby represents and warrants that it is no longer using and will not use in the future any Gilman vendor accounts (other than accounts identified on Schedule "7", which the parties are cooperating to transfer), and Pinnacle, Puyear and Povinelli hold Gilman harmless from any damages including any monies paid by judgment, settlement or otherwise (all of which shall be within Gilman's sole discretion) resulting therefrom.

      (c) Pinnacle hereby represents and warrants that it will not renew or exercise the option on any of the leases set forth in Schedule "6a" without obtaining a release on behalf of Gilman directly from the landlord. If it does make such a renewal or exercises such an option without getting a release for Gilman in violation of this paragraph, Pinnacle, Puyear and Povinelli hereby indemnify Gilman for any damages resulting therefrom, including any monies paid by judgment, settlement or otherwise (all of which shall be within Gilman's sole discretion), costs and reasonable attorney's fees.

      9. Representation and Warranty of Gilman. Gilman hereby represents and warrants that in the event that it receives any payment after the closing and execution of this Agreement from BISYS Insurance Services, Inc., BISYS Group, Inc., InsurMark, Inc., Feingold & Scott, Inc. d/b/a Career Brokerage and/or Royal Alliance Associates, Inc., Gilman hereby agrees to immediately return the payment directly to the source that sent it and notify Pinnacle at the same time as it returns the payment with copies of any documents, checks, etc. received by it. If Gilman receives any such payment combined with a payment properly due to it from any of those sources, Gilman may keep the amount properly due to it and return the balance. Annexed hereto as Exhibit "9" is a schedule of payments received by Gilman from BISYS Insurance Services, Inc., BISYS Group, Inc., InsurMark, Inc., Feingold & Scott, Inc. d/b/a Career Brokerage and Royal Alliance Associates which have been used in determining the Settlement Amount, and which may be retained by Gilman.

      10. Tax Provisions. As stated in Section 6 of the Asset Purchase Agreement, the effective date of the Closing was September 1, 2002. Adjustments to the Purchase Price were delineated in Section 4 of the Asset Purchase Agreement to accomplish the economic effect of a September 1, 2002 effective Closing. The parties agree that GTAX managed the Purchased Offices on pinnacle's behalf from September 1, 2002 through November 25, 2002. The parties have calculated that the net adjustment paid by Pinnacle to GTAX for managing the Purchased Offices between September 1, 2002 and November 25, 2002 was $639,690.00. The parties agree that the $639,690.00 paid by Pinnacle to GTAX was a management fee that will reduce the Purchase Price to reflect the economic effect of a September 1, 2002 effective Closing.

      11. UCC-3 Terminations. The parties hereto understand that all UCC-1 Financing Statements and security interests that Gilman had pursuant to the Purchase Documents have been assigned to Wachovia. Simultaneous with the execution hereof and payment of the settlement amount in full by Pinnacle, Gilman shall obtain from Wachovia proper UCC-3 termination statements to terminate the UCC-1 forms which were filed by Gilman against Pinnacle's assets. A copy of the UCC-3 termination statements are attached hereto as Exhibit "11". In addition, Gilman and Prime shall use their good faith best efforts to terminate any additional security created by the Purchase Documents.

      12. Termination of Lawsuits. Simultaneous with the execution hereof and payment of the Settlement Amount in full by Pinnacle, the parties shall execute a Stipulation of Discontinuance with prejudice with respect to the matter entitled Gilman + Ciocia, Inc. v. Pinnacle Taxx Advisors LLC, David Puyear and Thomas Povinelli, Supreme Court of the State of New York, County of Westchester Index No. 03-08045 (the "NY Action") and the matter entitled Gilman + Ciocia, Inc. v. Thomas Povinelli, Superior Court, Judicial District of Stamford/Norwalk Docket No. CV 03 0195433 S (the "Connecticut Action"). The Connecticut Action and NY Action Stipulations of Discontinuance shall be filed immediately upon payment of the Settlement Amount in full by Pinnacle. Copies of the two Stipulations of Discontinuance are annexed hereto collectively as Exhibit "12".

      13. Indemnification.

      I. Indemnification by Pinnacle.

      (a) This Agreement provides for indemnification by Pinnacle, Puyear and/or Povinelli of Gilman and/or their employees, directors and officers in several places, including but not limited to paragraph 4, 6 (including but not limited to paragraphs 6 (d), (e), (f) and (g)) and paragraph 8 (including but not limited to paragraphs 8(b) and (c)). In all cases where indemnification is called for in this Agreement by Pinnacle, Povinelli and/or Puyear, it shall include but not be limited to any monies paid by judgment, settlement or otherwise (all of which shall be in Gilman's sole discretion), costs and reasonable attorney's fees.

      (b) Pinnacle, Puyear and Povinelli understand that the obligations for which they are indemnifying are serious and that any breach of the underlying obligation that is being indemnified for would cause substantial and serious damage to Gilman. They further agree that the actual damage to Gilman may be very difficult or impossible to prove to its fullest extent.

      (c) As a result thereof, Pinnacle, Puyear and Povinelli hereby agree that in the event that there is an indemnity award made against them, there shall also be awarded in addition to the actual provable damages, a sum of two times those damages as liquidated damages for the serious damages caused by the breach of this Agreement.

      (d) In the event that Gilman uses its in-house counsel as a result of any of these breaches and indemnity, his hourly rate shall be figured at $300 per hour for the purpose of reasonable attorney's fees.

      (e) Paragraph 13(c) shall only apply to Pinnacle, Puyear and Povinelli and shall not apply to Hoenings, Boehm and Maiorano.

      (f) Notwithstanding anything contained herein to the contrary, the original indemnity provisions of the Asset Purchase Agreement contained in paragraphs 14.1 and 14.2 shall remain in full force and effect and Povinelli and Puyear join in the indemnifications of Gilman pursuant to paragraph 14.1, which indemnifications are subject to the provisions of this paragraph 13.

      (g) Notwithstanding anything contained herein, any indemnification in this Agreement that runs to Gilman shall include Prime and its employees, directors and officers for any damages suffered by them.

      (h) Gilman agrees to give Pinnacle notice of any claim that gives rise to an indemnity obligation and give Pinnacle three (3) days to resolve it before Gilman shall make any attempt to resolve it itself, provided that no rights will be lost to Gilman in that time period. Gilman agrees that if it attempts to resolve any such claim itself, it will keep Pinnacle apprised of its efforts to resolve the claim and provide Pinnacle with notice of any resolution of the claim.

      (i) Pinnacle agrees to give Gilman notice of any claim, event, notice, or anything else that may give rise to an indemnity obligation pursuant to this Agreement within no more than three (3) days of when Pinnacle receives notice of such claim, event, notice or anything else.

      (j) Pinnacle, on behalf of itself and its subsidiaries and affiliates, hereby agrees to indemnify, protect, reimburse and hold harmless Gilman and its shareholders, officers, directors, successors and assigns (hereinafter collectively referred to as the "Gilman Group"), from and against any and all liabilities, damages, losses, obligations, penalties, claims, actions, litigations, demands, defenses, judgments, suits, costs, disbursements and expenses, including, but not limited to, reasonable attorneys' fees and expenses (hereinafter collectively referred to as the "Damages") of whatsoever kind and nature, imposed upon, incurred by or asserted or awarded against any of the Gilman Group directly or indirectly arising out of, relating to or resulting from Pinnacle's breach of any agreement, covenant, term, condition or provisions contained herein or Pinnacle's failure to perform any agreements, covenant, term, condition or provision on its part to be performed.

      II. Indemnification by Gilman.

      Gilman, on behalf of itself and its subsidiaries and affiliates, hereby agrees to indemnify, protect, reimburse and hold harmless Pinnacle and its members, officers, directors, successors and assigns, including, without limitation, David Puyear and Thomas Povinelli (hereinafter collectively referred to as the "Pinnacle Group"), from and against any and all liabilities, damages, losses, obligations, penalties, claims, actions, litigations, demands, defenses, judgments, suits, costs, disbursements and expenses, including, but not limited to, reasonable attorneys' fees and expenses (hereinafter collectively referred to as the "Damages") of whatsoever kind and nature, imposed upon, incurred by or asserted or awarded against any of the Pinnacle Group directly or indirectly arising out of, relating to or resulting from Gilman's breach of any agreement, covenant, term, condition or provisions contained herein or Gilman's failure to perform any agreements, covenant, term, condition or provision on its part to be performed.

      14. Payment at Time of Execution. The parties hereto agree that they contemplate that this Agreement will be signed contemporaneously with payment of the Settlement Amount to Gilman and not before. Gilman has an Amended Forbearance Agreement with Wachovia that provides that Wachovia shall receive 50% of all amounts over $1 million paid as a lump sum pursuant to this Agreement. At closing, Wachovia shall be wired $636,397.22 directly and the balance of $1,431,402.71 shall be wired to Gilman. The payment will be made by wire transfer pursuant to wire instructions furnished to Pinnacle by Gilman and Wachovia. All other documents to be delivered pursuant to this Definitive Agreement shall be delivered contemporaneously with the execution of this Agreement and the payment of the Settlement Amount.

      15. Notices. Any notice given hereunder shall be in writing and delivered personally or by mail, sent either by registered or certified mail, return receipt requested or by nationally recognized overnight courier to the address listed below. Either party may, by notice as provided above, designate a different address. Any such notice shall be deemed delivered on the date of mailing or delivery to courier, with sufficient postage or fee to reach its destination if sent by mail or courier, upon physical delivery, if personal delivery is used.

      Notice to Pinnacle, Puyear or Povinelli shall be sent to :

            c/o Pinnacle Taxx Advisors, LLC
            1311 Mamaroneck Avenue
            White Plains, NY 10601

            With a copy to:

            Steven A. Samide, Esq.
            Mintz & Gold LLP
            444 Park Avenue South
            New York, NY 10016

      Notice to Gilman shall be sent to:

            Gilman + Ciocia, Inc
            11 Raymond Avenue
            Poughkeepsie, NY 12603

            Attn: Michael Ryan, President

            With a copy to:

            Richard A. Mitchell, Esq.
            Iseman, Cunningham, Riester & Hyde, LLP
            2649 South Road, Suite 230
            Poughkeepsie, NY 12601

      16. Arbitration of Disputes. All disputes, claims or controversies between Pinnacle and Gilman arising out of the performance or breach of this Agreement, or claims relating to the interpretation or application of this Agreement, that cannot be resolved informally by direct negotiation between the parties, shall be settled by arbitration in Dutchess County in accordance with the rules of the American Arbitration Association (the "AAA"), utilizing a panel of three arbitrators who shall be selected from a list of arbitrators maintained by the AAA. Unless provided otherwise herein, the parties shall bear their own costs, including attorneys' fees, in connection with any and all arbitration, and each shall be responsible for half of the arbitration fees payable to the arbitrators and/or the AAA. Notwithstanding the foregoing, in the event a party commences litigation of an arbitrable dispute without the consent of the other party or without waiver of the other party's right to arbitrate, or in the event that a party attempts to compel litigation of a dispute commenced as an arbitration, that party shall pay the costs incurred by the party seeking arbitration, including reasonable attorneys' fees, to enforce this Agreement to arbitrate disputes. A decision of the arbitrators shall be binding upon the parties and may be reduced to judgment and filed and enforced in any court of appropriate jurisdiction. Notwithstanding anything contained herein to the contrary, any dispute by and between the parties pertaining to the delivery of the documents pursuant to the Agreement on Amount and the Stipulation contained therein shall not be arbitrable, but shall be continued in the same court where it is now pending.

      17. Binding Effect; Assignment. No party shall assign this Agreement to any extent. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors.

      18. Governing Law. This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of New York without giving effect to its conflicts of law provisions. Each of the parties irrevocably submits to the exclusive jurisdiction of the State of New York for the purposes of any suit, action, arbitration or other proceeding in connection with or relating to this Agreement. As Povinelli lives in Connecticut, the only exception as to this governing law shall be as to any enforcement action against Povinelli in Connecticut, in which case the law of Connecticut as pertains to enforcement shall apply without regard to its conflict of laws provisions as to any enforcement actions in Connecticut.

      19. Entire Agreement. The Purchase Documents in their entirety shall remain in full force and effect except as modified by the Agreement on Amount, and this Agreement or any documents executed pursuant hereto. This Agreement together with the Agreement on Amount, the Purchase Documents as modified hereby represents the entire Agreement with respect to matters contemplated herein and supersedes any prior oral or written agreements or undertakings between the parties with respect to such matters. This Agreement shall not be amended to any extent except by a writing executed by the parties. The parties hereto agree that this is not a novation but a forbearance on the original obligation set forth in the Purchase Documents which remain in full force and effect except as stated herein. Notwithstanding the foregoing, the parties agree that the following Sections of the Asset Purchase Agreement are hereby terminated and of no further force or effect: 2, 3, 4, 5, 10, 15, 19(b), 19(c), 20, 21, 22.13. In addition, the following Purchase Documents are hereby terminated and of no further force or effect: the Closing Payment Promissory Note, the Balance Promissory Note, the Transfer Agreement, the Closing Payment Guarantee, the Assignment, the Assignment Acknowledgement, the Stock Pledge and Security Agreement, the Collateral Assignment Agreement, the UCC-1 filings, the Security Agreement, and the Purchase Price Adjustment Agreement.

      20. Further Assurances. The parties recognize the extremely acrimonious relationship between them and also that this Agreement was drafted and negotiated very quickly in order to meet a closing deadline. The parties will do any and all further acts necessary or required to effectuate the transactions contemplated hereby, including but not limited to executing, acknowledging, delivering, filing and recording any and all documents and instruments, as the other party may reasonably request to fully carry out the intent of the Purchase Documents as modified by the Agreement on Amount and/or this Agreement. The parties will cooperate with each other in preparing reports, instruments and documents which, in the reasonable opinion of any party, are required by any statute, rule or regulation or order of any governmental or administrative body in connection with the transaction. Except as otherwise provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transaction.

      21. Counterparts; Facsimile. This Agreement and any amendments hereto may be executed in any number of counterparts, all of which together shall constitute a single, original instrument. Facsimile signatures shall be deemed to be originals.

      22. Separability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person, party or circumstance, the Agreement shall nevertheless remain applicable to all other persons, parties and circumstances provided the original intent of this Agreement is maintained.

      23. Waiver. A waiver of any breach of any provision of this Agreement must be in writing and shall not constitute or operate as a waiver of any other breach of such provision or of any other provision, nor shall any failure to enforce any provisions hereof operate as a waiver of such provision or of any other provision hereunder.

      24. Confidentiality. Except for disclosure to its bankers, underwriters, venture capital sources or lenders, or as necessary or desirable for conduct of business, neither party hereto shall disseminate or release to any third party any information regarding any provision of this Agreement, or any financial information regarding the other (past, present or future) that was obtained by the other pursuant to this Agreement or in the course of the negotiation of this Agreement, without the other Party's written approval.

      25. Remedies Cumulative. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

      26. Language Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

      27. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                            PINNACLE TAXX ADVISORS LLC

                                            By: /s/ Thomas Povinelli
                                                --------------------------------


                                            GILMAN & CIOCCIA, INC.

                                            By: /s/ Ted Finkelstein
                                                --------------------------------


                                            /s/ David Puyear
                                            ------------------------------------
                                            DAVID PUYEAR


                                            /s/ Thomas Povinelli
                                            ------------------------------------
                                            THOMAS POVINELLI

Acknowledged:

STATE OF NEW YORK       )

                                SS.:

COUNTY OF DUTCHESS      )

      On the 4th day of December, 2003, before me, the undersigned, personally appeared Thomas Povinelli, of PINNACLE TAXX ADVISORS, LLC, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Richard A. Mitchell
                                            ------------------------------------
                                               Notary Public

STATE OF NEW YORK       )
                                SS.:
COUNTY OF DUTCHESS      )

      On the 4th day of December, 2003, before me, the undersigned, personally appeared Ted Finkelstein, of GILMAN + CIOCIA, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Richard A. Mitchell
                                            ------------------------------------
                                               Notary Public

STATE OF NEW YORK       )
                                SS.:
COUNTY OF DUTCHESS      )

      On the 4th day of December, 2003, before me, the undersigned, personally appeared DAVID PUYEAR, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Richard A. Mitchell
                                            ------------------------------------
                                               Notary Public

STATE OF NEW YORK       )
                                SS.:
COUNTY OF DUTCHESS      )

      On the 4th day of December, 2003, before me, the undersigned, personally appeared THOMAS POVINELLI, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Richard A. Mitchell
                                            ------------------------------------
                                               Notary Public